AMENDMENT NO. 1 TO
         MULTI CURRENCY SECURED REVOLVING CREDIT FACILITY DATED 16 APR.


This Amendment No. 1 to the Multi Currency Secured Revolving Credit Facility dated 16 April 1997 (the "Loan Agreement") is made on this 23rd day of April 1997 by and between:

THE RIVERFRONT DEVELOPMENT CORPORATION as Borrower (the "Borrower"),

and

FINANSBANKEN ASA as lender (the "Bank"),

IT IS HEREBY AGREED AS FOLLOWS:

1. Unless otherwise defined herein, terms used in this Amendment No. 1 shall have the meanings given to them in the Loan Agreement.

2. The Total Commitment of the Bank is increased from NOK 60,000,000 to NOK 69,000,000. All references to NOK 60,000,000 in the Loan Agreement and the Security Documents are accordingly amended to NOK 69,000,000, provided, however, that the Total Commitment shall be reduced to NOK 60,000,000 on 2 June 1997. The Borrower shall on or before the said date make appropriate repayment and/or prepayment, in order for the Loan on 2 June 1997 not to increase NOK 60,000,000.

3. The Borrower shall pay to the Bank an additional arrangement fee of NOK 45,000 related to this Amendment No. 1 and the said amount shall be paid by the Borrower on the date hereof.

4. The Security Documents shall secure the entire Outstanding Indebtedness of the Borrower from time to time, including any Outstanding Indebtedness incurred as a result of the increase in Total Commitment granted herein.

5.   All other terms of the Loan Agreement shall remain unchanged.


THE RIVERFRONT DEVELOPMENT                  FINANSBANKEN ASA
CORPORATION

/s/ Bernard Gelman                          /s/ Roald L. Hoen
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Bernard Gelman, VP                          Roald L. Hoen, General Manager


We hereby consent to the increase of the Total Commitment as stated. This Guarantee shall secure the entire Outstanding Indebtedness of the Borrower, including any increased Outstanding Indebtedness incurred as a result of the Total Commitment.


HOLT HAULING AND WAREHOUSING                HOLT CARGO SYSTEMS, INC.
SYSTEMS, INC.


/s/ Bernard Gelman                          /s/ Bernard Gelman
-----------------------------               -----------------------------------
Bernard Gelman, VP                          Bernard Gelman, VP